                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) November 25, 2005

              NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

      033-36767-03                                        36-3731520
(Commission File Number)                       (IRS Employer Identification No.)

425 N. Martingale Road, Schaumburg, Illinois                  60173
  (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code (630)753-4000

--------------------------------------------------------------------------------

              INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01   Other Events

On November 25, 2005 the  Registrant has caused to be  made available  by the
Trustee the monthly Servicer and  Settlement  Certificates for the Due Period
ended October 31, 2005, which are attached as Exhibit 20 hereto.

Item 9.01  Financial Statements and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

--------------------------------------------------------------------------------

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                               (Registrant)

Date:  December 6, 2005                By: /s/JOHN V MULVANEY, SR.
                                              -----------------------------
                                              John V Mulvaney, Sr.
                                              Vice President and Controller

--------------------------------------------------------------------------------

                                FORM 8-K

                             EXHIBIT INDEX

Exhibit
Number
               Description
20.1           Monthly Servicer and Settlement Certificate #89, Series 1998-1
               made available on November 25, 2005

20.1 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #89

20.2           Monthly Servicer and Settlement Certificate #28, Series 2003-1
               made available on November 25, 2005

20.2 (A)       4.43 The percentages and all other information calculated
               pursuant to Section 6.01 of the Supplement, Certificate #28

20.3           Monthly Servicer and Settlement Certificate #17, Series 2004-1
               made available on November 25, 2005 and Monthly Servicer and settlement cerificate #9, Series 2005-1 made available on
               November 25, 2005

20.3 (A)       5.34 The percentages and all other information calculated
               pursuant to Section 1.01 of the Supplement, Certificate #17

20.3 (B)       5.34 The percentages and all other information calculated
               pursuant to Section 1.01 of the Supplement, Certificate #9

20.4           Dealer Note Master Trust Series Data for the November 25, 2005
               Distribution Date

===================================================================================================================================

                                                        EXHIBIT 20.1

                                      MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 89
                                                 DEALER NOTE MASTER TRUST
                                                   CLASS A, DEALER NOTE
                                                ASSET BACKED CERTIFICATES,
                                                      SERIES 1998-1

Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1998-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of November 25, 2005, the Transfer Date of November 24, 2005 and with respect to the performance of the Master Trust during the Due Period ended on October 31, 2005 and the Distribution Period ended
November 24, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

                 1 NFC is Servicer under the Agreement.

                 2 The undersigned is a Servicing Officer.

                 3 Master Trust Information.

               3.1 The amount of the Advance, if any, for the Due Period                                          202,194.80

               3.2 The amount of ITEC Finance Charges for the Due Period                                        4,415,614.99

               3.3 The average daily balance of Dealer Notes outstanding during the Due Period              1,283,897,872.15

               3.4 The total amount of Advance Reimbursements for the Due Period                                        0.00

               3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period                431,710,602.14

               3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust               547,623,654.50
                   during the Due Period

               3.7 The amount of the Servicing Fee for the Due Period                                           1,130,289.21

               3.8 The average daily Master Trust Seller's Interest during the Due Period                     172,699,032.26

               3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the
                   transactions set forth in Article IV of the Supplement)                                    178,070,000.00

              3.10 The aggregate amount of Collections for the Due Period                                     449,085,182.99

              3.11 The aggregate amount of Finance Charge Collections for the Due Period                        9,512,866.76

              3.12 The aggregate amount of Principal Collections for the Due Period                           439,572,316.23

              3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                                     0.00

              3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period                1,356,347,047.19

              3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
                   of the Agreement)                                                                            7,861,714.09

              3.16 Eligible Investments in the Excess Funding Account:

                   a.  The aggregate amount of funds invested in Eligible Investments as of the                 7,722,952.81
                          end of the Due Period
                   b.  Description of each Eligible Investment:                            JP Morgan Prime Money Market Fund

                   c.  The rate of interest applicable to each such Eligible Investment                                3.66%

                   d.  The rating of each such Eligible Investment                                                  AAAm/Aaa

              3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
                   as of the end of the Due Period                                                             17,783,483.15

              3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:

                   i)      Chicago International
                   ii)     Lee-Smith Inc
                   iii)    Nalley Motor Trks
                   iv)     Truck King Intl
                   v)      Southland Intl Trks

              3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
                   as a percentage of the total principal amount outstanding, as of the end of the Due Period          0.07%

              3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth
                   in Article IV of the Supplement) established on 7/10/03 for the benefit of the                 103,663.69
                   Master Trust Certificateholders.

              3.21 Eligible Investments in the Servicer Transition Fee Account:

                   a.  The aggregate amount of funds invested in Eligible Investments                             103,341.77

                   b.  Description of each Eligible Investment:                            JP Morgan Prime Money Market Fund

                   c.  The rate of interest applicable to each such Eligible Investment                                3.66%

                   d.  The rating of each such Eligible Investment                                                  AAAm/Aaa

              3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
                   of the Supplement and to the payments made on the Distribution Date)                           100,000.00

               4.0 Series 1998-1 Information.

               4.1 The Deficiency Amount as of the Transfer Date
                   (after giving effect to the transactions set forth in
                   Article IV of the Supplement)                                                                        0.00

              4.2a The Maximum Subordinated Amount as of the
                   Transfer Date (after giving effect to the transactions
                   set forth in Article IV of the Supplement)                                                  31,000,000.00

             4.2b. The Available Subordinated Amount as of the
                   Transfer Date (after giving effect to the transactions
                   set forth in Article IV of the Supplement)                                                  31,000,000.00

               4.3 The Projected Spread for the following Distribution Period                                   2,500,000.00

               4.4 The amount on deposit in the Spread Account as of
                   the Transfer Date (after giving effect to the
                   transactions set forth in Article IV of the Supplement)                                      2,500,000.00

               4.5 The aggregate amount on deposit in the Liquidity
                   Reserve Account as of the Transfer Date (after giving
                   effect to the transactions  set forth in Article IV
                   of the Supplement)                                                                                   0.00

               4.6 The Invested Amount as of the Distribution
                   Date (after giving effect to the transactions set forth
                   in Article IV of the Supplement and to the
                   payments made on the Distribution Date)                                                    200,000,000.00

               4.7 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
                    for the Due Period                                                                                  0.00

               4.8 The amount of Series Allocable Finance Charge
                   Collections for the Due Period                                                               1,654,112.73

               4.9 The amount of Series Allocable Principal Collections
                   for the Due Period                                                                          76,433,548.65

              4.10 The amount of Series Principal Account Losses
                   for the Due Period                                                                                   0.00

              4.11 The amount of Investor Dealer Note Losses / (Recoveries) for
                   the Due Period                                                                                       0.00

              4.12 The amount of Investor Finance Charge Collections
                   for the Due Period                                                                           1,394,582.44

              4.13 The amount of Investor Principal Collections for
                   the Due Period                                                                              64,441,124.87

              4.14 The amount of Available Certificateholder's Interest
                   Collections for the Due Period                                                               1,427,895.14

              4.15 The amount of Series 1998-1 Shared Principal
                   Collections for the Due Period                                                                       0.00

              4.16 The aggregate amount of the Series 1998-1 Principal
                   Shortfall, if any, for the Due Period                                                                0.00

              4.17 The Seller's Percentage for the Due Period                                                         15.69%

              4.18 The Excess Seller's Percentage for the Due Period                                                   2.62%

              4.19 The aggregate amount of Seller's Principal Collections
                   for the Due Period                                                                          11,992,423.78

              4.20 The amount of Available Seller's Finance Charge
                   Collections for the Due Period                                                                 265,815.92

              4.21 The aggregate amount of Available Seller's Principal
                   Collections for the Due Period                                                               9,989,864.81

              4.22 The aggregate amount of Excess Seller's Principal
                   Collections for the Due Period                                                               2,002,558.97

              4.23 The Controlled Amortization Amount, if applicable,
                   for the Due Period                                                                                   0.00

              4.24 The Minimum Series 1998-1 Master Trust Seller's
                   Interest as of the Distribution Date (after giving
                   effect to the transactions set forth in Article IV
                   of the Supplement)                                                                          37,000,000.00

              4.25 The Series 1998-1 Allocation Percentage for
                   the Due Period                                                                                     17.39%

              4.26 The Floating Allocation Percentage for the
                   Due Period                                                                                         84.31%

              4.27 The Principal Allocation Percentage, if applicable,
                   for the Due Period                                                                                  0.00%

              4.28 The total amount to be distributed on the Series
                   1998-1 Certificates on the Distribution Date                                                   888,495.94

              4.29 The total amount, if any, to be distributed on the Series
                   1998-1 Certificates on the Distribution Date
                   allocable to the Invested Amount                                                                     0.00

              4.30 The total amount, if any, to be distributed on
                   the Series 1998-1 Certificates on the Distribution
                   Date allocable to interest on the Series 1998-1
                   Certificates                                                                                   722,796.00

              4.31 The Draw Amount as of the Transfer Date                                                              0.00

              4.32 The amount of Investor Charge-Offs as of
                   Transfer Date                                                                                        0.00

              4.33 The amount of reimbursement of Investor Charge-
                   Offs as of the Transfer Date                                                                         0.00

              4.34 The amount of the Investor Servicing Fee to be
                   paid on such Distribution Date                                                                 165,699.94

              4.35 The aggregate amount of funds on deposit in
                   the Series Principal Account as of the end of the
                   last day of the Due Period (after giving effect to the
                   payments and adjustments made pursuant to Article
                   IV of the Supplement and of the Agreement)                                                           0.00

              4.36 The aggregate amount of funds on deposit in the
                    Spread Account as of the end of the last day of
                   the Due Period (after giving effect to payments and
                   adjustments made pursuant to Article IV of the
                   Supplement and the Agreement)                                                                2,500,000.00

              4.37 Eligible Investments in the Series Principal Account:

                   a.  The aggregate amount of funds invested in
                   Eligible Investments                                                                                 0.00

                   b.  Description of each Eligible Investment:                                                           NA

                   c.  The rate of interest applicable to each such
                   Eligible Investment                                                                              _______%

                   d.  The rating of each such Eligible Investment                                                        NA

              4.38 Eligible Investments in the Liquidity Reserve Account:

                   a.  The aggregate amount of funds invested in
                   Eligible Investments                                                                                 0.00

                   b.  Description of each Eligible Investment:                                                           NA

                   c.  The rate of interest applicable to each such
                   Eligible Investment                                                                              _______%

                   d.  The rating of each such Eligible Investment                                                        NA

              4.39 The amount of Excess Interest Collections for the Due Period                                   539,399.20

              4.40 The amount of Investor Principal Collections from other Series treated
                   as Shared Principal Collections for the Due Period                                                   0.00

              4.41 The amount of Excess Interest Collections for the
                   Due Period allocated to other Series                                                                 0.00

              4.42 The amount of Investor Principal Collections treated
                   as Shared Principal Collections for the Due Period
                   allocated to Other Series                                                                            0.00

              4.43 The percentages and all other information calculated
                   pursuant to Section 6.01 of the Supplement                                             See Exhibit 20.1(A)

              4.44 The amount of Remaining Available Seller's Principal
                    Collections for the Due Period                                                              9,989,864.81

              4.45 The amount of Series 1998-1 Shared Seller's Principal
                   Collections for the Due Period                                                                       0.00

              4.46 The aggregate amount of Shared Seller's Principal
                   Collections from Other Series for the Due Period                                                     0.00

              4.47 The amount of all Shared Seller's Principal Collections
                   allocated to Series 1998-1 for the Due Period                                                        0.00

              4.48 The aggregate amount of all Shared Seller's Principal
                   Collections allocated to Other Series for the Due Period                                             0.00

              4.49 The aggregate amount of all Early Distributions Amounts
                   paid or deemed paid for the Distribution Period                                                      0.00

-----------------------------------------------------------------------------------------------------------------------------------

                                                        Exhibit 20.1 (A)
                                                        Series 1998 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                     NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                                  NO
                                                                                                                          ---------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                            NO
                                                                                                                         ----------
                                             2 Months Past :      3.18%
                                             1 Month Past :       3.56%
                                             Current Month :      3.50%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                   NO
                                                                                                                         ----------
                         Master Trust Seller's Interest :     $ 168,820,000.00

                Master Trust Minimum Seller's Interest :      $ 168,820,000.00

            (k)Turnover Ratio less than 1.7?                                                                                NO
                                                                                                                         ----------
                                   Turnover Ratio :                       4.32

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO
                                                                                                                         ----------
                 Dealer Note Loss Ratio :                                0.00%

===================================================================================================================================

                                                               EXHIBIT 20.2

                                           MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 28
                                                         DEALER NOTE MASTER TRUST
                                                               DEALER NOTE
                                                       ASSET BACKED CERTIFICATES,
                                                             SERIES 2003-1

Under the Series 2003-1 Supplement dated as of July 10, 2003 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2003-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of November 25, 2005, the Transfer Date of November 24, 2005 and with respect to the performance of the Master Trust during the Due Period ended on October 31, 2005 and the Distribution Period ended
November 24, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

                 1 NFC is Servicer under the Agreement.

                 2 The undersigned is a Servicing Officer.

                 3 Master Trust Information.

               3.1 The amount of the Advance, if any, for the Due Period                                         202,194.80

               3.2 The amount of ITEC Finance Charges for the Due Period                                       4,415,614.99

               3.3 The average daily balance of Dealer Notes outstanding during the Due Period             1,283,897,872.15

               3.4 The total amount of Advance Reimbursements for the Due Period                                       0.00

               3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period               431,710,602.14

               3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust              547,623,654.50
                   during the Due Period

               3.7 The amount of the Servicing Fee for the Due Period                                          1,130,289.21

               3.8 The average daily Master Trust Seller's Interest during the Due Period                    172,699,032.26

               3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect
                   to the transactions set forth in Article IV of the Supplement)                            178,070,000.00

              3.10 The aggregate amount of Collections for the Due Period                                    449,085,182.99

              3.11 The aggregate amount of Finance Charge Collections for the Due Period                       9,512,866.76

              3.12 The aggregate amount of Principal Collections for the Due Period                          439,572,316.23

              3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                                    0.00

              3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period               1,356,347,047.19

              3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
                   of the Agreement)                                                                           7,861,714.09

              3.16 Eligible Investments in the Excess Funding Account:

                   a.  The aggregate amount of funds invested in Eligible Investments as of the                7,722,952.81
                        end of the Due Period
                   b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund

                   c.  The rate of interest applicable to each such Eligible Investment                               3.66%

                   d.  The rating of each such Eligible Investment                                                 AAAm/Aaa

              3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
                   as of the end of the Due Period                                                            17,783,483.15

              3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:

                   i)      Chicago International
                   ii)     Lee-Smith Inc
                   iii)    Nalley Motor Trks
                   iv)     Truck King Intl
                   v)      Southland Intl Trks

              3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
                   as a percentage of the total principal amount outstanding, as of the end of the Due Period         0.07%

              3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
                   as of the end of the Due Period                                                            65,060,226.26

              3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set
                   forth in Article IV of the Supplement) established on 7/10/03 for the benefit of the          103,663.69
                   Master Trust Certificateholders.

              3.22 Eligible Investments in the Servicer Transition Fee Account:

                   a.  The aggregate amount of funds invested in Eligible Investments                            103,341.77

                   b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund

                   c.  The rate of interest applicable to each such Eligible Investment                               3.66%

                   d.  The rating of each such Eligible Investment                                                 AAAm/Aaa

              3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
                   of the Supplement and to the payments made on the Distribution Date)                          100,000.00

               4.0 Series 2003-1 Information.

               4.1 The Deficiency Amount as of the Transfer Date
                   (after giving effect to the transactions set forth in
                   Article IV of the Supplement)                                                                       0.00

              4.2a The Maximum Subordinated Amount as of the
                   Transfer Date (after giving effect to the transactions
                   set forth in Article IV of the Supplement)                                                 19,080,000.00

             4.2b. The Available Subordinated Amount as of the
                   Transfer Date (after giving effect to the transactions
                   set forth in Article IV of the Supplement)                                                 19,080,000.00

               4.3 The Projected Spread for the following Distribution Period                                  2,650,000.00

               4.4 The amount on deposit in the Spread Account as of
                   the Transfer Date (after giving effect to the
                   transactions set forth in Article IV of the Supplement)                                     2,650,000.00

               4.5 The aggregate amount on deposit in the Liquidity
                   Reserve Account as of the Transfer Date (after giving
                   effect to the transactions  set forth in Article IV
                   of the Supplement)                                                                                  0.00

               4.6 The Invested Amount as of the Distribution
                   Date (after giving effect to the transactions set forth
                   in Article IV of the Supplement and to the
                   payments made on the Distribution Date)                                                   212,000,000.00

               4.7 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
                    for the Due Period                                                                                 0.00

               4.8 The amount of Series Allocable Finance Charge
                   Collections for the Due Period                                                              1,654,685.59

               4.9 The amount of Series Allocable Principal Collections
                   for the Due Period                                                                         76,460,019.26

              4.10 The amount of Series Principal Account Losses
                   for the Due Period                                                                                  0.00

              4.11 The amount of Investor Dealer Note Losses / (Recoveries) for
                   the Due Period                                                                                      0.00

              4.12 The amount of Investor Finance Charge Collections
                   for the Due Period                                                                          1,478,296.10

              4.13 The amount of Investor Principal Collections for
                   the Due Period                                                                             68,309,381.20

              4.14 The amount of Available Certificateholder's Interest
                   Collections for the Due Period                                                              1,512,069.27

              4.15 The amount of Series 2003-1 Shared Principal
                   Collections for the Due Period                                                                      0.00

              4.16 The aggregate amount of the Series 2003-1 Principal
                   Shortfall, if any, for the Due Period                                                               0.00

              4.17 The Seller's Percentage for the Due Period                                                        10.66%

              4.18 The Excess Seller's Percentage for the Due Period                                                  2.62%

              4.19 The aggregate amount of Seller's Principal Collections
                   for the Due Period                                                                          8,150,638.05

              4.20 The amount of Available Seller's Finance Charge
                   Collections for the Due Period                                                                182,677.29

              4.21 The aggregate amount of Available Seller's Principal
                   Collections for the Due Period                                                              6,147,385.55

              4.22 The aggregate amount of Excess Seller's Principal
                   Collections for the Due Period                                                              2,003,252.50

              4.23 The Controlled Amortization Amount, if applicable,
                   for the Due Period                                                                                  0.00

              4.24 The Minimum Series 2003-1 Master Trust Seller's
                   Interest as of the Distribution Date (after giving
                   effect to the transactions set forth in Article IV
                   of the Supplement)                                                                         25,440,000.00

              4.25 The Series 2003-1 Allocation Percentage for
                   the Due Period                                                                                    17.39%

              4.26 The Floating Allocation Percentage for the
                   Due Period                                                                                        89.34%

              4.27 The Principal Allocation Percentage, if applicable,
                   for the Due Period                                                                                 0.00%

              4.28 The total amount to be distributed on the Series
                   2003-1 Certificates on the Distribution Date                                                  976,668.08

              4.29 The total amount, if any, to be distributed on the Series
                   2003-1 Certificates on the Distribution Date
                   allocable to the Invested Amount                                                                    0.00

              4.30 The total amount, if any, to be distributed on
                   the Series 2003-1 Certificates on the Distribution
                   Date allocable to interest on the Series 2003-1
                   Certificates                                                                                  801,021.54

              4.31 The Draw Amount as of the Transfer Date                                                             0.00

              4.32 The amount of Investor Charge-Offs as of
                   Transfer Date                                                                                       0.00

              4.33 The amount of reimbursement of Investor Charge-
                   Offs as of the Transfer Date                                                                        0.00

              4.34 The amount of the Investor Servicing Fee to be
                   paid on such Distribution Date                                                                175,646.54

              4.35 The aggregate amount of funds on deposit in
                   the Series Principal Account as of the end of the
                   last day of the Due Period (after giving effect to the
                   payments and adjustments made pursuant to Article
                   IV of the Supplement and of the Agreement)                                                          0.00

              4.36 The aggregate amount of funds on deposit in the
                    Spread Account as of the end of the last day of
                   the Due Period (after giving effect to payments and
                   adjustments made pursuant to Article IV of the
                   Supplement and the Agreement)                                                               2,650,000.00

              4.37 Eligible Investments in the Series Principal Account:

                   a.  The aggregate amount of funds invested in
                   Eligible Investments                                                                                0.00

                   b.  Description of each Eligible Investment:                                                          NA

                   c.  The rate of interest applicable to each such
                   Eligible Investment                                                                             _______%

                   d.  The rating of each such Eligible Investment                                                       NA

              4.38 Eligible Investments in the Liquidity Reserve Account:

                   a.  The aggregate amount of funds invested in
                   Eligible Investments                                                                                0.00

                   b.  Description of each Eligible Investment:                                                          NA

                   c.  The rate of interest applicable to each such
                   Eligible Investment                                                                             _______%

                   d.  The rating of each such Eligible Investment                                                       NA

              4.39 The amount of Excess Interest Collections for the Due Period                                  535,401.18

              4.40 The amount of Investor Principal Collections from other Series treated
                   as Shared Principal Collections for the Due Period                                                  0.00

              4.41 The amount of Excess Interest Collections for the
                   Due Period allocated to other Series                                                                0.00

              4.42 The amount of Investor Principal Collections treated
                   as Shared Principal Collections for the Due Period
                   allocated to Other Series                                                                           0.00

              4.43 The percentages and all other information calculated
                   pursuant to Section 6.01 of the Supplement                                           See Exhibit 20.2(A)

              4.44 The amount of Remaining Available Seller's Principal
                    Collections for the Due Period                                                             6,147,385.55

              4.45 The amount of Series 2003-1 Shared Seller's Principal
                   Collections for the Due Period                                                                      0.00

              4.46 The aggregate amount of Shared Seller's Principal
                   Collections from Other Series for the Due Period                                                    0.00

              4.47 The amount of all Shared Seller's Principal Collections
                   allocated to Series 2003-1 for the Due Period                                                       0.00

              4.48 The aggregate amount of all Shared Seller's Principal
                   Collections allocated to Other Series for the Due Period                                            0.00

               5.0 Class A Certificate Information.

               5.1 The Class A Invested Amount as of the Distribution
                   Date (after giving effect to the transactions set forth
                   in Article IV of the Supplement and to the
                   payments made on the Distribution Date)                                                   200,000,000.00

               5.2 The total amount to be distributed on the Class A Certificates
                   on the Distribution Date - includes Investor Servicing Fee plus                               912,611.39
                   the Investor Interest Payment

               5.3 The total amount, if any, to be distributed on the Class A
                   Certificates on the Distribution Date allocable to the
                   Class A Invested Amount                                                                             0.00

               5.4 The total amount, if any, to be distributed on the Class A
                   Certificates on the Distribution Date allocable to interest
                   on the Class A Certificates                                                                   746,907.11

               5.5 The amount of Class A Certificateholder Charge-Offs
                   as of the Transfer Date                                                                             0.00

               5.6 The amount of reimbursement of Class A Certificateholder
                   Charge-Offs as of the Transfer Date                                                                 0.00

               6.0 Class B Certificate Information.

               6.1 The Class B Invested Amount as of the Distribution
                   Date (after giving effect to the transactions set forth
                   in Article IV of the Supplement and to the
                   payments made on the Distribution Date)                                                    12,000,000.00

               6.2 The total amount to be distributed on the Class B Certificates
                   on the Distribution Date - includes Investor Servicing Fee plus                                64,056.69
                   the Investor Interest Payment

               6.3 The total amount, if any, to be distributed on the Class B
                   Certificates on the Distribution Date allocable to the
                   Class B Invested Amount                                                                             0.00

               6.4 The total amount, if any, to be distributed on the Class B
                   Certificates on the Distribution Date allocable to interest
                   on the Class B Certificates                                                                    54,114.43

               6.5 The amount of Class B Certificateholder Charge-Offs
                   as of the Transfer Date                                                                             0.00

               6.6 The amount of reimbursement of Class B Certificateholder
                   Charge-Offs as of the Transfer Date                                                                 0.00

-----------------------------------------------------------------------------------------------------------------------------------

                                                        Exhibit 20.2 (A)
                                                        Series 2003 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplement.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                     NO
                                                                                                                         ----------

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                                  NO
                                                                                                                         ----------

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                            NO
                                                                                                                         ----------
                                            2 Months Past:       3.18%
                                             1 Month Past:       3.56%
                                             Current Month:      3.50%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                   NO
                                                                                                                         ----------
                                             Master Trust Sellers Interest:  $168,820,000.00

                                      Master Trust Minimum Sellers Interest: $168,820,000.00

            (k)Turnover Ratio less than 1.7?                                                                                NO
                                                                                                                         ----------
                                   Turnover Ratio:                       4.32

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO
                                                                                                                         ----------
                                   Dealer Note Loss Ratio:              0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
               Balance of all Dealer Notes?                                                                                 NO
                                                                                                                         ----------
                                   Used Financed Vehicle Ratio:        4.69%

-----------------------------------------------------------------------------------------------------------------------------------

                                                            EXHIBIT 20.3

                                          MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 17
                                                     DEALER NOTE MASTER TRUST
                                                           DEALER NOTE
                                                   ASSET BACKED CERTIFICATES,
                                                          SERIES 2004-1

Under the Series 2004-1 Supplement dated as of June 10, 2004 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, and the Master Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments to the Series 2004-1 Certificateholders as well as the performance of the
 Master Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 25 2005, the Transfer Date of November 24, 2005 and with respect to the performance of the Master Trust during the Due
Period ended on October 31, 2005 and the Distribution Period ended on November 24, 2005 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

                1 NFC is Servicer under the Agreement.

                2 The undersigned is a Servicing Officer.

                3 Master Trust Information.

              3.1 The amount of the Advance, if any, for the Due Period                                      202,194.80

              3.2 The amount of ITEC Finance Charges for the Due Period                                    4,415,614.99

              3.3 The average daily balance of Dealer Notes outstanding during the Due Period          1,283,897,872.15

              3.4 The total amount of Advance Reimbursements for the Due Period                                    0.00

              3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period            431,710,602.14

              3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust           547,623,654.50
                  during the Due Period

              3.7 The amount of the Servicing Fee for the Due Period                                       1,130,289.21

              3.8 The average daily Master Trust Seller's Interest during the Due Period                 172,699,032.26

              3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving effect to the
                  transactions set forth in Article IV of the Supplement)                                178,070,000.00

             3.10 The aggregate amount of Collections for the Due Period                                 449,085,182.99

             3.11 The aggregate amount of Finance Charge Collections for the Due Period                    9,512,866.76

             3.12 The aggregate amount of Principal Collections for the Due Period                       439,572,316.23

             3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                                 0.00

             3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period            1,356,347,047.19

             3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
                  of the Agreement)                                                                        7,861,714.09

             3.16 Eligible Investments in the Excess Funding Account:

                  a.  The aggregate amount of funds invested in Eligible Investments as of the             7,722,952.81
                       end of the Due Period
                  b.  Description of each Eligible Investment:                        JP Morgan Prime Money Market Fund

                  c.  The rate of interest applicable to each such Eligible Investment                            3.66%

                  d.  The rating of each such Eligible Investment                                              AAAm/Aaa

             3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
                  as of the end of the Due Period                                                         17,783,483.15

             3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:

                  i)     Chicago International
                  ii)    Lee-Smith Inc
                  iii)   Nalley Motor Trks
                  iv)    Truck King Intl
                  v)     Southland Intl Trks

             3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
                  as a percentage of the total principal amount outstanding, as of the end of the Due Period      0.07%

             3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
                  as of the end of the Due Period                                                         65,060,226.26

             3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set
                  forth in Article IV of the Supplement)                                                     103,663.69

             3.22 Eligible Investments in the Servicer Transition Fee Account:

                  a.  The aggregate amount of funds invested in Eligible Investments                         103,341.77

                  b.  Description of each Eligible Investment:                        JP Morgan Prime Money Market Fund

                  c.  The rate of interest applicable to each such Eligible Investment                            3.66%

                  d.  The rating of each such Eligible Investment                                              AAAm/Aaa

             3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
                  of the Supplement and to the payments made on the Distribution Date)                       100,000.00

              4.0 Series 2004-1 Information.

              4.1 The Invested Amount as of the Distribution
                  Date (after giving effect to the transactions set forth
                  in Article IV of the Supplement and to the
                  payments made on the Distribution Date)                                                424,000,000.00

              4.2 The Adjusted Invested Amount as of the Distribution
                  Date (after giving effect to the transactions set forth
                  in Article IV of the Supplement and to the
                  payments made on the Distribution Date)                                                462,160,000.00

              4.3 The amount of Seller's Invested Amount
                   for the Due Period                                                                   $178,070,000.00

              4.4 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
                   for the Due Period                                                                              0.00

              4.5 The amount of Series Allocable Finance Charge
                  Collections for the Due Period                                                           3,309,371.16

              4.6 The amount of Series Allocable Principal Collections
                  for the Due Period                                                                     152,920,038.07

              4.7 The amount of Noteholder Allocated Dealer Note Losses / (Recoveries) for
                  the Due Period                                                                                   0.00

              4.8 The amount of Noteholder Available Interest Amounts
                  for the Due Period                                                                       2,956,592.20

              4.9 The amount of Noteholder Available Principal Amounts for
                  the Due Period                                                                         136,620,338.01

             4.10 The aggregate amount of the Principal
                  Shortfall, if any, for the Due Period                                                            0.00

             4.11 The aggregate amount of Seller Interest Amounts
                  for the Due Period                                                                         352,778.97

             4.12 The aggregate amount of Seller's Principal Amounts
                  for the Due Period                                                                      16,301,276.06

             4.13 The Reassignment Amount as of the Transfer Date                                        424,000,000.00

             4.14 The Minimum Series Seller's
                  Invested Amount as of the Distribution Date (after giving
                  effect to the transactions set forth in Article IV
                  of the Supplement)                                                                      50,880,000.00

             4.15 The Minimum Seller's
                  Invested Amount as of the Distribution Date (after giving
                  effect to the transactions set forth in Article IV
                  of the Supplement)                                                                               0.00

             4.16 The Minimum Series Seller's
                  Interest as of the Distribution Date (after giving
                  effect to the transactions set forth in Article IV
                  of the Supplement)                                                                      50,880,000.00

             4.17 The Series Allocation Percentage with respect to Series 2004-1 for
                  the Due Period                                                                                 34.79%

             4.18 The Noteholder Floating Allocation Percentage for the
                  Due Period                                                                                     89.34%

             4.19 The Noteholder Principal Allocation Percentage, if applicable,
                  for the Due Period                                                                             89.34%

             4.20 The total amount to be distributed on the Series
                  2004-1 Certificates on the Distribution Date                                             1,892,025.05

             4.21 The total amount, if any, to be distributed on the Series
                  2004-1 Certificates on the Distribution Date
                  allocable to the Invested Amount                                                                 0.00

             4.22 The total amount, if any, to be distributed on
                  the Series 2004-1 Certificates on the Distribution
                  Date allocable to interest on the Series 2004-1
                  Certificates                                                                             1,540,731.97

             4.23 The amount of the Investor Servicing Fee to be
                  paid on such Distribution Date                                                             351,293.08

             4.24 The amount of Investment Income with respect to the Series 2004-1 Certificate
                  for the Due Period                                                                          59,569.97

             4.25 The amount of Excess Interest Collections for the Due Period                             1,124,137.11

             4.26 The amount of Excess Interest Collections for the
                  Due Period allocated to other Series                                                             0.00

             4.27 The amount of Noteholder Available Principal Amounts treated
                  as Shared Principal Collections and allocated to other Series for the Due Period                 0.00

             4.28 The amount of all Shared Principal Collections allocated to Series 2004-1
                  for the Due Period                                                                               0.00

-----------------------------------------------------------------------------------------------------------------------------------

                                                           NOTE STATEMENT
                                          MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 17
                                          NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
                                                        SERIES 2004-1 NOTES

Under the Series 2004-1 Indenture Supplement dated as of June 10, 2004 (the "Indenture Supplement") by and among the Navistar
Financial Dealer Note Master Owner Trust (the "Master Owner Trust") and The Bank of New York, as trustee (the "Indenture Trustee"), the Indenture Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments on the Series 2004-1 Notes as well as the performance of the Master Owner Trust during the previous month. The information which is required to be prepared with respect to the Payment Date of  November 25, 2005,  the Transfer Date of November 24, 2005
and with respect to the performance of the Master Owner Trust during the Due Period ended on October 31, 2005 and the Distribution
Period ended on November 24, 2005 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note. Certain other information is presented based on the aggregate amounts for the Master Owner Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Indenture
Supplement.

        5 Series 2004-1 Notes Information

      5.1 Series 2004-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1
          Indenture Supplement and to payments made on the Payment Date).                                    212,000,000.00

          Cumulative Reductions (Net of Reinstatements) of the Series 2004-1 Nominal
          Liquidation Amount, if any, as of the Transfer Date                                                          0.00

      5.2 Series 2004-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1 Indenture Supplement and
          to payments made on the Payment Date).                                                             231,080,000.00

      5.3 Series 2004-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1 Indenture Supplement
          and to payments made on the Payment Date).                                                          19,080,000.00

          Series 2004-1 Target Overcollateralization Amount, if any, as of the Transfer Date                  19,080,000.00

          Cumulative Reductions (Net of Reinstatements) of the Series 2004-1
          Overcollateralization Amount Deficiency, if any, as of the Transfer Date                                     0.00

      5.4 Series 2004-1 Allocated Dealer Note Losses / (Recoveries) for the Due Period                                 0.00

      5.5 Series 2004-1 Allocated Interest Amounts for the Due Period                                          1,478,296.10

      5.6 Series 2004-1 Allocated Principal Amounts for the Due Period                                        68,310,169.00

      5.7 Series 2004-1 Noteholders Allocated Dealer Note Losses / (Recoveries) for the Due Period                     0.00

      5.8 Series 2004-1 Available Interest Amounts with respect to the Due Period                              1,512,070.11

      5.9 Series 2004-1 Available Principal Amounts with respect to the Due Period                            68,310,169.00

     5.10 Shortfall in Series Available Principal Amounts, if any, for the Due Period                                  0.00

     5.11 Sellers Invested Amount for the Series 2004-1 Notes for the Due Period                              25,440,000.00

     5.12 Shortfall in Series Available Interest Amounts, if any, for the Due Period                                   0.00

     5.13 Unreimbursed reductions to the Series 2004-1 Collateral Amount, if any,
          for the Due Period                                                                                           0.00

     5.14 Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
          Transfer Date                                                                                      212,000,000.00

     5.15 Series 2004-1 Required Seller's Invested Amount as of the Payment Date                              25,440,000.00

     5.16 Series 2004-1 Controlled Accumulation Amount, if any, for the Due Period                                     0.00

     5.17 Series 2004-1 Controlled Deposit Amount, if any, for the Due Period                                          0.00

     5.18 Series Variable Allocation Percentage for the Due Period                                                   50.00%

     5.19 Series Fixed Allocation Percentage for the Due Period                                                      50.00%

     5.20 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date                          976,477.24

     5.21 Total amount, if any, to be distributed on the Series 2004-1 Notes on the Payment
          Date allocable to the Outstanding Principal Amount                                                           0.00

     5.22 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date allocable
          to interest on the Series 2004-1 Notes                                                                 779,872.65

     5.23 Series 2004-1 Servicing Fee to be paid on the Payment Date                                             196,604.59

   5.24.1 Series 2004-1 Investment Income                                                                         25,795.95

   5.24.2 Series 2004-1 Principal Funding Account investment income                                                    0.00

   5.24.3 Series 2004-1 Negative Carry Account investment income                                                       0.00

   5.24.4 Series 2004-1 Interest Funding Account investment income                                                     0.00

   5.24.5 Series 2004-1 Spread Account investment income                                                           7,978.06

     5.25 Series Excess Available Interest Amounts for the Due Period                                            535,592.87

     5.26 Excess Available Interest Amounts for the Due Period allocated to other
          Series of Notes                                                                                              0.00

     5.27 Excess Available Interest Amounts for the Due Period allocated to Series                                     0.00
          of Investor Certificates

     5.28 Excess Available Principal Collections allocated from other series of Notes to Series 2004-1                 0.00
          for the Due Period

     5.29 Amount of Shared Principal Collections allocated to Series 2004-1 Collateral Certificate for the Due Period  0.00

     5.30 Amount of Excess Available Principal Collections allocated to other
          Series of Notes for the Due Period                                                                           0.00

     5.31 Cash Collateral Percentage as of the Transfer Date                                                          0.58%

     5.32 Mismatch Amount for the Series 2004-1 Notes for the Due Period                                               0.00

     5.33 Reimbursement Amount for the Series 2004-1 Notes for the Due Period                                          0.00

     5.34 Certain amounts and calculations referenced in the definition of Early
          Redemption Event.                                                                             See Exhibit 20.3(A)

        6 Account Information

      6.1 Series 2004-1 Spread Account Balance as of the Payment Date after giving effect
          to all withdrawals and deposits made on such Payment Date                                            2,650,000.00

          Series 2004-1 Spread Account Required Amount, if any, as of the Payment Date
          after giving effect to all withdrawals and deposits made on such Payment Date                        2,650,000.00

      6.2 Series 2004-1 Principal Funding Account Balance as of the Payment Date after
          giving effect to all withdrawals and deposits made on such Payment Date                                      0.00

      6.3 Series 2004-1 Negative Carry Account Balance as of the Payment Date after
          giving effect to all withdrawals and deposits made on such Payment Date                                      0.00

          Series 2004-1 Required Negative Carry Account Balance, if any, as of the
          Payment Date after giving effect to all withdrawals and deposits made on such
          Payment Date                                                                                                 0.00

      6.4 Series 2004-1 Interest Funding Account Balance as of the Payment Date after
          giving effect to all withdrawals and deposits made on such Payment Date                                      0.00

        7 Class A Notes Information

      7.1 Class A Outstanding Principal Amount as of the Payment Date after giving
          effect to the transactions made on such Payment Date                                               200,000,000.00

      7.2 Class A Nominal Liquidation Amount as of the Payment Date after giving
          effect to the transactions made on such Payment Date                                               200,000,000.00

      7.3 Total amount to be distributed on the Class A Notes on the Payment Date                                729,684.89

      7.4 Total amount, if any, to be distributed on the Class A Notes on the Payment Date
          allocable to the Class A Outstanding Principal Amount                                                        0.00

      7.5 Total amount to be distributed on the Class A Notes on the Payment Date
          allocable interest on the Class A Notes                                                                729,684.89

      7.6 Class A Monthly Interest for the Interest Period                                                       729,684.89

        8 Class B Notes Information

      8.1 Class B Outstanding Principal Amount as of the Payment Date after giving effect
          to the transactions made on such Payment Date                                                       12,000,000.00

      8.2 Class B Nominal Liquidation Amount as of the Payment Date after giving
          effect to the transactions made on such Payment Date                                                12,000,000.00

      8.3 Total amount to be distributed on the Class B Notes on the Payment Date                                 50,187.76

      8.4 Total amount, if any, to be distributed on the Class B Notes on the Payment
          Date allocable to the Class B Outstanding Principal Amount                                                   0.00

      8.5 Total amount to be distributed on the Class B Notes on the Payment Date
          allocable interest on the Class B Notes                                                                 50,187.76

      8.6 Class B Monthly Interest for the Interest Period                                                        50,187.76

------------------------------------------------------------------------------------------------------------------------------------

                                                            NOTE STATEMENT
                                           MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 9
                                          NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
                                                        SERIES 2005-1 NOTES

Under the Series 2005-1 Indenture Supplement dated as of February 28, 2005 (the "Indenture Supplement") by and among the Navistar
Financial Dealer Note Master Owner Trust (the "Master Owner Trust") and The Bank of New York, as trustee (the "Indenture Trustee"), the Indenture Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments on the Series 2005-1 Notes as well as the performance of the Master Owner Trust during the previous month. The information which is required to be prepared with respect to the Payment Date of November 25, 2005,  the Transfer Date of November 24, 2005 and
with respect to the performance of the Master Owner Trust during the Due Period ended on October 31, 2005 and the Distribution
Period ended on November 24, 2005 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note. Certain other information is presented based on the aggregate amounts for the Master Owner Trust as a whole. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Indenture
Supplement.

        5 Series 2005-1 Notes Information

      5.1 Series 2005-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2005-1
          Indenture Supplement and to payments made on the Payment Date).                                         212,000,000.00

          Cumulative Reductions (Net of Reinstatements) of the Series 2005-1 Nominal
          Liquidation Amount, if any, as of the Transfer Date                                                               0.00

      5.2 Series 2005-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2005-1 Indenture Supplement and
          to payments made on the Payment Date).                                                                  231,080,000.00

      5.3 Series 2005-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2005-1 Indenture Supplement
          and to payments made on the Payment Date).                                                               19,080,000.00

          Series 2005-1 Target Overcollateralization Amount, if any, as of the Transfer Date                       19,080,000.00

          Cumulative Reductions (Net of Reinstatements) of the Series 2005-1
          Overcollateralization Amount Deficiency, if any, as of the Transfer Date                                          0.00

      5.4 Series 2005-1 Allocated Dealer Note Losses / (Recoveries) for the Due Period                                      0.00

      5.5 Series 2005-1 Allocated Interest Amounts for the Due Period                                               1,478,296.10

      5.6 Series 2005-1 Allocated Principal Amounts for the Due Period                                             68,310,169.00

      5.7 Series 2005-1 Noteholders Allocated Dealer Note Losses / (Recoveries) for the Due Period                          0.00

      5.8 Series 2005-1 Available Interest Amounts with respect to the Due Period                                   1,512,077.22

      5.9 Series 2005-1 Available Principal Amounts with respect to the Due Period                                 68,310,169.00

     5.10 Shortfall in Series Available Principal Amounts, if any, for the Due Period                                       0.00

     5.11 Sellers Invested Amount for the Series 2005-1 Notes for the Due Period                                   25,440,000.00

     5.12 Shortfall in Series Available Interest Amounts, if any, for the Due Period                                        0.00

     5.13 Unreimbursed reductions to the Series 2005-1 Collateral Amount, if any,
          for the Due Period                                                                                                0.00

     5.14 Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
          Transfer Date                                                                                           212,000,000.00

     5.15 Series 2005-1 Required Seller's Invested Amount as of the Payment Date                                   25,440,000.00

     5.16 Series 2005-1 Controlled Accumulation Amount, if any, for the Due Period                                          0.00

     5.17 Series 2005-1 Controlled Deposit Amount, if any, for the Due Period                                               0.00

     5.18 Series Variable Allocation Percentage for the Due Period                                                        50.00%

     5.19 Series Fixed Allocation Percentage for the Due Period                                                           50.00%

     5.20 Total amount to be distributed on the Series 2005-1 Notes on the Payment Date                               957,463.91

     5.21 Total amount, if any, to be distributed on the Series 2005-1 Notes on the Payment
          Date allocable to the Outstanding Principal Amount                                                                0.00

     5.22 Total amount to be distributed on the Series 2005-1 Notes on the Payment Date allocable
          to interest on the Series 2005-1 Notes                                                                      760,859.32

     5.23 Series 2005-1 Servicing Fee to be paid on the Payment Date                                                  196,604.59

   5.24.1 Series 2005-1 Investment Income                                                                              25,795.95

   5.24.2 Series 2005-1 Principal Funding Account investment income                                                         0.00

   5.24.3 Series 2005-1 Negative Carry Account investment income                                                            0.00

   5.24.4 Series 2005-1 Interest Funding Account investment income                                                          0.00

   5.24.5 Series 2005-1 Spread Account investment income                                                                7,985.17

     5.25 Series Excess Available Interest Amounts for the Due Period                                                 554,613.31

     5.26 Excess Available Interest Amounts for the Due Period allocated to other
          Series of Notes                                                                                                   0.00

     5.27 Excess Available Interest Amounts for the Due Period allocated to Series                                          0.00
          of Investor Certificates

     5.28 Excess Available Principal Collections allocated from other series of Notes to Series 2005-1                      0.00
          for the Due Period

     5.29 Amount of Shared Principal Collections allocated to Series 2004-1 Collateral Certificate for the Due Period       0.00

     5.30 Amount of Excess Available Principal Collections allocated to other
          Series of Notes for the Due Period                                                                                0.00

     5.31 Cash Collateral Percentage as of the Transfer Date                                                               0.58%

     5.32 Mismatch Amount for the Series 2005-1 Notes for the Due Period                                                    0.00

     5.33 Reimbursement Amount for the Series 2005-1 Notes for the Due Period                                               0.00

     5.34 Certain amounts and calculations referenced in the definition of Early
          Redemption Event.                                                                                  See Exhibit 20.3(B)

        6 Account Information

      6.1 Series 2005-1 Spread Account Balance as of the Payment Date after giving effect
          to all withdrawals and deposits made on such Payment Date                                                 2,650,000.00

          Series 2005-1 Spread Account Required Amount, if any, as of the Payment Date
          after giving effect to all withdrawals and deposits made on such Payment Date                             2,650,000.00

      6.2 Series 2005-1 Principal Funding Account Balance as of the Payment Date after
          giving effect to all withdrawals and deposits made on such Payment Date                                           0.00

      6.3 Series 2005-1 Negative Carry Account Balance as of the Payment Date after
          giving effect to all withdrawals and deposits made on such Payment Date                                           0.00

          Series 2005-1 Required Negative Carry Account Balance, if any, as of the
          Payment Date after giving effect to all withdrawals and deposits made on such
          Payment Date                                                                                                      0.00

      6.4 Series 2005-1 Interest Funding Account Balance as of the Payment Date after
          giving effect to all withdrawals and deposits made on such Payment Date                                           0.00

        7 Class A Notes Information

      7.1 Class A Outstanding Principal Amount as of the Payment Date after giving
          effect to the transactions made on such Payment Date                                                    200,000,000.00

      7.2 Class A Nominal Liquidation Amount as of the Payment Date after giving
          effect to the transactions made on such Payment Date                                                    200,000,000.00

      7.3 Total amount to be distributed on the Class A Notes on the Payment Date                                     714,184.89

      7.4 Total amount, if any, to be distributed on the Class A Notes on the Payment Date
          allocable to the Class A Outstanding Principal Amount                                                             0.00

      7.5 Total amount to be distributed on the Class A Notes on the Payment Date
          allocable interest on the Class A Notes                                                                     714,184.89

      7.6 Class A Monthly Interest for the Interest Period                                                            714,184.89

        8 Class B Notes Information

      8.1 Class B Outstanding Principal Amount as of the Payment Date after giving effect
          to the transactions made on such Payment Date                                                            12,000,000.00

      8.2 Class B Nominal Liquidation Amount as of the Payment Date after giving
          effect to the transactions made on such Payment Date                                                     12,000,000.00

      8.3 Total amount to be distributed on the Class B Notes on the Payment Date                                      46,674.43

      8.4 Total amount, if any, to be distributed on the Class B Notes on the Payment
          Date allocable to the Class B Outstanding Principal Amount                                                        0.00

      8.5 Total amount to be distributed on the Class B Notes on the Payment Date
          allocable interest on the Class B Notes                                                                      46,674.43

      8.6 Class B Monthly Interest for the Interest Period                                                             46,674.43

-----------------------------------------------------------------------------------------------------------------------------------

                                                            Exhibit 20.3 (A)
                                                          Series 2004-1 Notes

5.34     The percentages and all other information calculated pursuant to the Definitions at Early Redemption Events as specified in Section 1.01 of The Series 2004-1 Indenture Supplement

         "Early Redemption Events" means, with respect to the Series 2004-1  Notes, each of the Early  Amortization
         Events specified in Section 9.01  of  the  Pooling and Servicing Agreement, as  supplemented by the Series
         Supplement, plus each of the following:

(A)      failure on the part of the Seller (i) to make any  payment,  distribution or deposit under the Pooling and
         Servicing Agreement or the Series Supplement within five Business Days  after  the  Due  Date  or  (ii) to observe or perform in any material respect any other material covenants or agreements of the Seller, which failure has a  material adverse effect on the Series 2004-1 Noteholders and which continues unremedied for a period of 60 days after written  notice of such failure shall  have been  given  to the  Seller  by  the
         Indenture Trustee or to the Seller and the Indenture Trustee by any Holder of the Series 2004-1 Notes;__No__

(B)      any  representation  or warranty  made by the Seller  pursuant to the Pooling and  Servicing  Agreement or any information  contained in the schedule of Dealer Notes  delivered  thereunder or the Series Supplement shall  prove  to  have  been  incorrect  in  any  material  respect  when  made  or  when delivered, which representation, warranty or schedule, or the circumstances or condition  that caused such  representation, warranty or schedule to be  incorrect,  continues  to be  incorrect or uncured in any material respect for a period of 60 days after written  notice of such incorrectness shall have been given to the Seller by the
         Indenture  Trustee  or to the Seller and the  Indenture Trustee  by any  Holder of the Series 2004-1 Notes
         and  as  a result  of  which the  interests  of the Series 2004-1 Noteholders are materially and adversely affected, provided,  however,  that an Early Redemption  Event  shall not be deemed to occur if the Seller has  repurchased  the  related  Dealer Notes or all such Dealer Notes,  if applicable,  during such period in accordance with the provisions of the Pooling and Servicing Agreement;__No__

(C)      any of the Seller, ITEC, NIC or NFC Shall file a petition commencing a voluntary case under any chapter of the federal  bankruptcy  laws; or  the  Seller  or  NFC shall file a petition or answer or consent seeking reorganization,  arrangement,  adjustment  or  composition under any other similar applicable federal law, or shall consent to the filing of any such petition, answer or  consent;  or the Seller,  ITEC, NIC or NFC shall appoint, or consent to the appointment of a  custodian,  receiver,  liquidator,  trustee,  assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property;  or the Seller, ITEC, NIC or NFC shall make an assignment for the benefit of creditors, or shall admit in writing its  inability to pay its debts generally as they become due;__No__

(D)      any order for relief against any of the Seller, ITEC, NIC or NFC shall have been entered by a court having jurisdiction in the premises under any chapter of the federal  bankruptcy  laws, and such order shall have continued  undischarged  or unstayed  for  a  period  of 120 days;  or a decree or order by a court having jurisdiction  in the  premises shall have been  entered  approving  as  properly filed a petition  seeking reorganization,  arrangement, adjustment,  or composition of the Seller, ITEC,  NIC or NFC under any other similar  applicable  federal law,  and such decree or order shall have  continued undischarged or unstayed for a period of 120 days; or a decree or order of a court having  jurisdiction  in the  premises  for  the appointment  of  a  custodian, receiver,  liquidator, trustee,  assignee,  sequestrator  or other  similar official in  bankruptcy  or insolvency  of the Seller,  ITEC,  NIC or NFC of any substantial part of their property,  or for the winding up or liquidation of their affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days; __No__

(E)      the  Seller shall become legally unable for any  reason  to transfer  Dealer  Notes to the Master Trust in accordance with the provisions of the Pooling and Servicing Agreement;__No__

(F)      on  any  Transfer  Date, after  giving  effect to  allocations to be made on that Transfer Date (including
         payments to  be  made  on  the  related   Payment  Date), the  Series 2004-1  Target Overcollateralization
         Amount  exceeds  the  Series  2004-1   Overcollateralization  Amount  by   more  than  the  Series  2004-1
         Overcollateralization  Amount Shortfall Trigger;  provided,  however, that if such shortfall was caused by an Excess Cash Collateral Event, the Seller shall have a six month period during which an Early Redemption
         Event shall  not occur  if the  foregoing  condition is satisfied by calculating the Series 2004-1 Nominal
         Liquidation  Amount after subtracting the amount on deposit in the Series 2004-1 Principal Funding Account in respect of the Series 2004-1 Notes; __No__

(G)      any Servicer  Termination  Event shall occur (i) which would have a material adverse adverse effect on the
         Series  2004-1  Noteholders  and (ii) for which the  Servicer has received a notice of termination; __No__

(H)      on any Determination Date, as of the last day of the preceding Due Period, the aggregate principal balance amount of Dealer Notes owned by the  Master Trust relating to used vehicles exceeds  25% of the  aggregate principal  balance of Dealer  Notes held by the Master  Trust on that last day; Aggregate Principal Dealer
         Note Balance  which  was  advanced  against  Financed  Vehicles which are Used Vehicles exceeds 25% of the
         Aggregate Principal Balance of all Dealer Notes?__No__

                 Used Financed Vehicle Ratio:       4.69%

(I)      on any Determination Date,  the quotient of (i) the product of (a) the sum of Dealer Note Collections for each of the related  Due Period and the two  immediately  preceding  Due Periods and (b) four, divided by
         (ii) the daily  average principal amount of Dealer Notes outstanding during such Due Periods ("Turnover")
         is less than 1.7;

                 Turnover Ratio less than 1.7?      __No__
                 Turnover Ratio:  4.32

(J)      the Series 2004-1  Outstanding  Principal  Amount is not repaid by the  Expected  Principal Payment Date;
         __No__

(K)      the Issuer becomes  an "investment  company" within the meaning of the Investment Company Act of 1940, as amended, and is not exempt from compliance with that Act;__No__

(L)      the occurrence of an Event of Default under the Indenture;    __No__

(M)      the delivery by the  Seller to the  Master  Trust  Trustee of a  notice  stating that the Seller shall no longer continue to sell Dealer Notes to the Master Trust commencing on the date specified in such notice;
         __No__

(N)      the  Average  Coverage  Differential  shall be equal to or less than  negative  two percent (-2%) on each of three  consecutive  Determination  Dates; Average Coverage Differential shall be equal to or less than
         negative  Two  percent  (-2.00%)  on each of three  consecutive  Determination Dates?   __No__

                 2 Months Past:    3.18%
                 1 Month Past:     3.56%
                 Current Month:    3.50%

(O)      on any  Determination  Date,  the  quotient of (i) the sum  of Dealer Note Losses for each of the related
         Due Period and the five  immediately  preceding Due Periods and (ii) the sum of Principal Collections for
         each of the related Due Period and the five  immediately  preceding Due Periods, is greater than or equal to one percent (1%); Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?__No__

                Dealer Note Loss Ratio:   0.00%

(P)      at the end of any Due Period, the Seller's Invested Amount is reduced to an amount less than the  Minimum
         Seller's Invested Amount and the Seller has failed to assign additional Dealer Notes to the  Master Trust or deposit  cash into the  Excess  Funding  Account,  the  Series 2004-1 Principal Funding Account or any
         other principal funding account with respect to any other series in the amount of such deficiency  within ten  Business  Days  following  the end of such Due Period; provided,  however,  that if such  deficiency was caused by an Excess  Cash Collateral  Event, the Seller shall have a six month period during which an
         Early  Redemption Event shall not occur if the foregoing condition is satisfied by calculating the Series
         2004-1 Nominal  Liquidation Amount after subtracting the amount on deposit in the Series 2004-1 Principal
         Funding Account in respect of the Series 2004-1 Notes; and   __No__

(Q)      failure on the part of ITEC to make a deposit in the Interest  Deposit  Account  required by the terms of the Interest Deposit Agreement on or before the date  occurring  five  Business  Days after the date such deposit is required by the Interest Deposit Agreement to be made __No__

         In the case of any event  described in clauses (A),  (B) or (G) above,  an Early  Redemption  Event  with respect to Series  2004-1  Notes  shall be deemed to have  occurred  only if, after the applicable  grace period  described in those clauses,  if any, either the Indenture  Trustee or Series  2004-1  Noteholders
         holding  Series  2004-1  Notes  evidencing  more than 50% of the  Series  2004-1 Outstanding   Principal
         Amount by written notice to the Seller, the Servicer,  the  Master  Trust Trustee and, if given by Series
         2004-1  Noteholders, the Indenture  Trustee,  declare that an Early Redemption  Event has  occurred as of the date of that  notice.  In the case of any Early  Redemption Event that is also an Early  Amortization
         Event as described in the Series  Supplement  or  any event other  than clauses (A), (B) or (G) described above, an Early Redemption Event with respect to the Series 2004-1 Notes shall be deemed to have occurred without any notice or other action on the part of the Indenture Trustee or the Series 2004-1  Noteholders
         immediately  upon the occurrence of that event.

-----------------------------------------------------------------------------------------------------------------------------------

                                                         Exhibit 20.3 (B)
                                                        Series 2005-1 Notes

5.34     The  percentages and all other  information  calculated  pursuant to the  Definitions  at Early  Redemption
         Events as specified in Section 1.01 of The Series 2005-1 Indenture Supplement.

         "Early Redemption  Events" means, with respect to the Series 2005-1 Notes, each of  the Early  Amortization
         Events  specified in Section 9.01 of the Pooling and Servicing  Agreement,  as  supplemented  by the Series
         Supplement, plus each of the following:

(A)      failure on the part of the Seller  (i) to make any  payment,  distribution  or deposit  required  under the
         Pooling and Servicing  Agreement or the Series  Supplement  within five Business Days after the Due Date or
         (ii) to observe or perform in any  material  respect any other  material  covenants  or  agreements  of the
         Seller,  which failure has a material  adverse effect on the Series 2005-1  Noteholders and which continues unremedied  for a period of 60 days  after  written  notice of such  failure  shall  have been given to the
         Seller by the  Indenture  Trustee or to the Seller  and the  Indenture  Trustee by any Holder of the Series
         2005-1 Notes; __No__

(B)      any  representation  or warranty made by the Seller pursuant to the Pooling and Servicing  Agreement or any information  contained in the schedule of Dealer Notes delivered  thereunder or the Series Supplement shall prove to have been incorrect in any material  respect when made or when  delivered,  which  representation, warranty or schedule,  or the  circumstances  or  condition  that caused such  representation,  warranty or schedule to be incorrect,  continues to be incorrect or uncured in any material  respect for a period of 60 days after  written  notice of such  incorrectness  shall  have been  given to the Seller by the  Indenture
         Trustee or to the  Seller and the  Indenture  Trustee  by any  Holder of the Series  2005-1  Notes and as a
         result of which the interests of the Series  2005-1  Noteholders  are  materially  and adversely  affected, provided,  however,  that an Early  Redemption  Event  shall  not be  deemed  to occur  if the  Seller  has repurchased  the  related  Dealer  Notes or all such Dealer  Notes,  if  applicable,  during such period in accordance with the provisions of the Pooling and Servicing Agreement; __No__

(C)      any of the Seller,  ITEC,  NIC or NFC shall file a petition  commencing a voluntary case under any chapter of the federal  bankruptcy  laws; or the Seller or NFC shall file a petition or answer or consent  seeking reorganization,  arrangement,  adjustment or composition under any other similar  applicable  federal law, or shall consent to the filing of any such petition,  answer or consent;  or the Seller,  ITEC, NIC or NFC shall appoint,  or consent to the appointment of a custodian,  receiver,  liquidator,  trustee,  assignee, sequestrator  or other similar  official in bankruptcy or insolvency of it or of any  substantial  part of its property;  or the Seller,  ITEC, NIC or NFC shall make an assignment for the benefit of creditors,  or shall admit in writing its inability to pay its debts generally as they become due; __No__

(D)      any order for relief  against  any of the  Seller,  ITEC,  NIC or NFC shall  have been  entered by a court having  jurisdiction  in the premises  under any chapter of the federal  bankruptcy  laws,  and such order shall have  continued  undischarged  or unstayed for a period of 120 days; or a decree or order by a court having  jurisdiction  in the  premises  shall have been  entered  approving  as properly  filed a petition seeking  reorganization,  arrangement,  adjustment,  or composition of the Seller,  ITEC, NIC or NFC under any other similar  applicable  federal law, and such decree or order shall have continued  undischarged or unstayed  for a period of 120 days;  or a decree or order of a court having  jurisdiction  in the premises for the  appointment  of a custodian,  receiver,  liquidator,  trustee,  assignee,  sequestrator  or other similar  official in bankruptcy or insolvency of the Seller,  ITEC, NIC or NFC of any substantial  part of their property,  or for the winding up or liquidation of their affairs,  shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days; __No__

(E)      the Seller  shall  become  legally  unable for any reason to transfer  Dealer Notes to the Master Trust in accordance with the provisions of the Pooling and Servicing Agreement; __No__

(F)      on any Transfer  Date,  after giving effect to  allocations  to be made on that  Transfer Date  (including payments to be made on the related Payment Date),  the Series 2005-1 Target  Overcollateralization  Amount
         exceeds   the   Series   2005-1   Overcollateralization   Amount   by  more   than   the   Series   2005-1
         Overcollateralization  Amount Shortfall Trigger;  provided,  however, that if such shortfall was caused by an Excess  Cash  Collateral  Event,  the  Seller  shall  have a six  month  period  during  which an Early
         Redemption  Event shall not occur if the  foregoing  condition  is  satisfied  by  calculating  the Series
         2005-1 Nominal  Liquidation  Amount after subtracting the amount on deposit in the Series 2005-1 Principal
         Funding Account in respect of the Series 2005-1 Notes;__No__

(G)      any Servicer Termination Event shall occur (i) which would have a material adverse effect on the Series
         2005-1 Noteholders and (ii) for which the Servicer has received a notice of termination; __No__

(H)      on any  Determination  Date,  as of the last day of the  preceding  Due Period,  the  aggregate  principal balance  amount of Dealer Notes owned by the Master  Trust  relating to used  vehicles  exceeds 25% of the aggregate  principal  balance  of Dealer  Notes  held by the  Master  Trust on that  last  day;  Aggregate
         Principal  Dealer Note Balance  which was  advanced  against  Financed  Vehicles  which are Used  Vehicles exceeds 25% of the aggregate Principal Balance of all Dealer Notes? __No__

                           Used Financed Vehicle Ratio:       4.69%

(I)      on any  Determination  Date, the quotient of (i) the product of (a) the sum of Dealer Note Collections for each of the  related Due Period and the two  immediately  preceding  Due Periods and (b) four,  divided by
         (ii) the daily average principal amount of Dealer Notes outstanding  during such Due Periods  ("Turnover")
         is less than 1.7;

                           Turnover Ratio less than 1.7?      __No__
                           Turnover Ratio:  4.32

(J)      the  Series  2005-1  Outstanding  Principal  Amount  is not  repaid  by  the  Expected  Principal  Payment
         Date;__No__

(K)      the Issuer becomes an "investment  company"  within the meaning of the Investment  Company Act of 1940, as amended, and is not exempt from compliance with that Act; __No__

(L)      the occurrence of an Event of Default under the Indenture;    __No__

(M)      the  delivery  by the Seller to the Master  Trust  Trustee of a notice  stating  that the Seller  shall no longer  continue  to sell  Dealer  Notes to the Master  Trust  commencing  on the date  specified  in such notice; __No__

(N)      the Average  Coverage  Differential  shall be equal to or less than  negative two percent (-2%) on each of three  consecutive  Determination  Dates;  Average  Coverage  Differential  shall be equal to or less than negative Two percent (-2.00%) on each of three consecutive Determination Dates? __No__

                           2 Months Past:   3.18%
                           1 Month Past:    3.56%
                           Current Month:   3.50%

(O)      on any  Determination  Date, the quotient of (i) the sum of Dealer Note Losses for each of the related Due
         Period and the five immediately  preceding Due Periods and (ii) the sum of Principal  Collections for each of the related Due Period and the five  immediately  preceding  Due  Periods,  is greater than or equal to one percent (1%); Dealer Note Loss Ratio greater than or equal to one percent (1.00%)? __No__

                           Dealer Note Loss Ratio:   0.00%

(P)      at the end of any Due Period,  the Seller's  Invested Amount is reduced to an amount less than the Minimum
         Seller's  Invested Amount and the Seller has failed to assign  additional Dealer Notes to the Master Trust or deposit cash into the Excess  Funding  Account,  the Series  2005-1  Principal  Funding  Account or any
         other principal  funding account with respect to any other series in the amount of such deficiency  within ten Business Days following the end of such Due Period;  provided,  however,  that if such  deficiency was caused by an Excess Cash  Collateral  Event,  the Seller  shall have a six month  period  during  which an
         Early Redemption  Event shall not occur if the foregoing  condition is satisfied by calculating the Series
         2005-1 Nominal  Liquidation  Amount after subtracting the amount on deposit in the Series 2005-1 Principal
         Funding Account in respect of the Series 2005-1 Notes; and __No__

(Q)      failure on the part of ITEC to make a deposit in the  Interest  Deposit  Account  required by the terms of the Interest  Deposit  Agreement on or before the date  occurring  five  Business Days after the date such deposit is required by the Interest Deposit Agreement to be made __No__

In the case of any event  described  in clauses (A), (B) or (G) above,  an Early  Redemption  Event with respect to
Series  2005-1 Notes shall be deemed to have  occurred  only if,  after the  applicable  grace period  described in those  clauses,  if any,  either the Indenture  Trustee or Series 2005-1  Noteholders  holding  Series 2005-1 Notes evidencing more than 50% of the Series 2005-1  Outstanding  Principal  Amount by written notice to the Seller,  the
Servicer,  the Master Trust Trustee and, if given by Series 2005-1  Noteholders,  the  Indenture  Trustee,  declare that an Early  Redemption  Event has  occurred as of the date of that notice.  In the case of any Early  Redemption
Event that is also an Early  Amortization  Event as  described  in the Series  Supplement  or any event  other than clauses (A), (B) or (G) described  above, an Early  Redemption  Event with respect to the Series 2005-1 Notes shall be deemed to have occurred  without any notice or other action on the part of the  Indenture  Trustee or the Series
2005-1 Noteholders immediately upon the occurrence of that event.

-----------------------------------------------------------------------------------------------------------------------------------

                                                               EXHIBIT 20.4

                                              Navistar Financial Dealer Note Master Trust
                                                               Series Data
                                             for the November 25, 2005 Distribution Date

                                                                                       Series
                                                                   1998-1              2003-1              2004-1

 1. Aggregate amount of Collections                                78,087,661.38      78,114,704.84       156,229,409.24
    Aggregate amount of Interest Collections                        1,654,112.73       1,654,685.59         3,309,371.16
    Aggregate amount of Principal Collections                      76,433,548.65      76,460,019.26       152,920,038.07
    Allocation From / (To) Other Series                                     0.00               0.00                 0.00

 2. Series Allocation Percentage                                     17.3881625%        17.3941844%          34.7883687%
    Floating Allocation Percentage                                        84.31%             89.34%               89.34%
    Principal Allocation Percentage *                                      0.00%              0.00%               89.34%

 3. Total amount Distributed                                          722,796.00         801,021.54         1,540,731.97

 4. Total amount of such distribution allocable
    to the Invested Amount of Series                                        0.00               0.00                 0.00

 5. Total amount of such distribution allocable
    to interest on the Series Certificates                            722,796.00         801,021.54         1,540,731.97

 6. Gross Dealer Note Losses                                                0.00               0.00                 0.00

 7. Recoveries on Dealer Note Losses                                        0.00               0.00                 0.00

 8. Amount of Series allocable Dealer Note Losses / (Recoveries)            0.00               0.00                 0.00
    -  Investor portion of Dealer Note Losses / (Recoveries)                0.00               0.00                 0.00
    - Seller portion of Dealer Note Losses / (Recoveries)                   0.00               0.00                 0.00

 9. Draw Amount                                                             0.00               0.00                 0.00

10. Investor Charge Offs                                                    0.00               0.00                 0.00

11. Reimbursement of Investor Charge Offs                                   0.00               0.00                 0.00

12. Monthly Servicing Fee
    -   Series Allocation  -  Servicing Fee                           196,536.52         196,604.59           393,209.18
    - Investor Servicing Fee                                          165,699.94         175,646.54           351,293.08
    - Seller Servicing Fee                                             30,836.58          20,958.05            41,916.10

13. Controlled Amortization Amount                                          0.00               0.00                 0.00

14. Invested Amount prior to Distribution Date                    200,000,000.00     212,000,000.00       424,000,000.00
    Invested Amount after Distribution Date                       200,000,000.00     212,000,000.00       424,000,000.00

15. Invested Amount                                               200,000,000.00     212,000,000.00       424,000,000.00
    Available Subordinated Amount / Overcollateralization Amount   31,000,000.00      19,080,000.00        38,160,000.00
    Negative Carry Subordinated Amount                                        NA                 NA                   NA
    Other                                                                      0                  0                    0
    Adjusted Invested Amount                                      231,000,000.00     231,080,000.00       462,160,000.00

    Required Excess Seller's Interest **                            6,000,000.00       6,360,000.00        12,720,000.00

16. Beginning Spread Account Balance                                2,500,000.00       2,650,000.00         5,300,000.00
        Withdrawals from Spread Account: (-) Interest                  (7,525.67)         (7,977.21)          (15,963.23)
        Deposits to Spread Account: (+) Interest                        7,525.67           7,977.21            15,963.23
    Spread Account balance as of the close of
    business on the Distribution date                               2,500,000.00       2,650,000.00         5,300,000.00

17. Series Principal Account Balance as of the end of Due Period            0.00               0.00                 0.00

18. Delinquency on Serviced Portfolio
                                  30 - 59 Days
                                  60 - 89 Days
                                     90+  Days

19. Master Trust Receivables Balance

    *  Series 2004-1 Collateral Certificate Principal Allocation Percentage
    ** Series 2004-1: Part of Required Excess Seller's Invested Amount

-----------------------------------------------------------------------------------------------------------------------------------

                                                              EXHIBIT 20.4 (Con't)

                                                   Navistar Financial Dealer Note Master Trust
                                                                 Series Data
                                                   for the November 25, 2005 Distribution Date

                                                                   2000-VFC-KHFC         2000-VFC-Liberty            Total
                                                                                          Street Funding
 1. Aggregate amount of Collections                                   68,326,703.77         68,326,703.77        449,085,182.99
    Aggregate amount of Interest Collections                           1,447,348.64          1,447,348.64          9,512,866.76
    Aggregate amount of Principal Collections                         66,879,355.12         66,879,355.12        439,572,316.23
    Allocation From / (To) Other Series                                        0.00                  0.00                  0.00

 2. Series Allocation Percentage                                        15.2146422%           15.2146422%             100.0000%
    Floating Allocation Percentage                                           84.31%                84.31%          N/A
    Principal Allocation Percentage *                                         0.00%                 0.00%          N/A

 3. Total amount Distributed                                             537,559.27            530,583.75          4,132,692.53

 4. Total amount of such distribution allocable
    to the Invested Amount of Series                                           0.00                  0.00                  0.00

 5. Total amount of such distribution allocable
    to interest on the Series Certificates                               537,559.27            530,583.75          4,132,692.53

 6. Gross Dealer Note Losses                                                   0.00                  0.00                  0.00

 7. Recoveries on Dealer Note Losses                                           0.00                  0.00                  0.00

 8. Amount of Series allocable Dealer Note Losses / (Recoveries)               0.00                  0.00                  0.00
    -  Investor portion of Dealer Note Losses / (Recoveries)                   0.00                  0.00                  0.00
    - Seller portion of Dealer Note Losses / (Recoveries)                      0.00                  0.00                  0.00

 9. Draw Amount                                                                0.00                  0.00                  0.00

10. Investor Charge Offs                                                       0.00                  0.00                  0.00

11. Reimbursement of Investor Charge Offs                                      0.00                  0.00                  0.00

12. Monthly Servicing Fee
    -   Series Allocation  -  Servicing Fee                              171,969.46            171,969.46          1,130,289.21
    - Investor Servicing Fee                                             144,987.45            144,987.45            982,614.47
    - Seller Servicing Fee                                                26,982.01             26,982.01            147,674.74

13. Controlled Amortization Amount                                             0.00                  0.00                  0.00

14. Invested Amount prior to Distribution Date                       200,000,000.00        200,000,000.00      1,236,000,000.00
    Invested Amount after Distribution Date                          150,000,000.00        150,000,000.00      1,136,000,000.00

15. Invested Amount                                                  150,000,000.00        150,000,000.00      1,136,000,000.00
    Available Subordinated Amount / Overcollateralization Amount      23,250,000.00         23,250,000.00        134,740,000.00
    Negative Carry Subordinated Amount                                           NA                    NA                  0.00
    Other                                                                         0                     0                  0.00
    Adjusted Invested Amount                                         173,250,000.00        173,250,000.00      1,270,740,000.00

    Required Excess Seller's Interest **                               4,500,000.00          4,500,000.00         34,080,000.00

16. Beginning Spread Account Balance                                   2,500,000.00          2,500,000.00         15,450,000.00
        Withdrawals from Spread Account: (-) Interest                   (631,023.19)          (631,023.19)        (1,293,512.48)
        Deposits to Spread Account: (+) Interest                           6,023.19              6,023.19             43,512.48
    Spread Account balance as of the close of
    business on the Distribution date                                  1,875,000.00          1,875,000.00         14,200,000.00

17. Series Principal Account Balance as of the end of Due Period               0.00                  0.00                  0.00

18. Delinquency on Serviced Portfolio
                                  30 - 59 Days                                                                          0.0181%
                                  60 - 89 Days                                                                          0.0022%
                                     90+  Days                                                                          0.0497%

19. Master Trust Receivables Balance                                                                          $1,356,347,047.19

    *  Series 2004-1 Collateral Certificate Principal Allocation Percentage
    ** Series 2004-1: Part of Required Excess Seller's Invested Amount

===================================================================================================================================